SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT


              PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) October 25, 2000


                    MDU Resources Group, Inc.
     (Exact name of registrant as specified in its charter)


        Delaware                 1-3480            41-0423660
(State or other jurisdiction  (Commission       (IRS Employer
 of incorporation)             File Number)      Indentification No.)


                       Schuchart Building
                     918 East Divide Avenue
                          P.O. Box 5650
                Bismarck, North Dakota 58506-5650
            (Address of principal executive offices)
                           (Zip Code)


   Registrant's telephone number, including area code (701) 222-7900


   (Former name or former address, if changed since last report.)



Item 5. Other Events.

        Incorporated by reference is a press release issued by MDU Resources Group, Inc. on October 25, 2000, attached as Exhibit 99.


Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

                Exhibit 99 - Press Release issued October 25, 2000 regarding earnings for the third quarter.


                           SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MDU RESOURCES GROUP, INC.



DATE October 27, 2000           BY /s/ Warren L. Robinson
                                   Warren L. Robinson
                                   Executive Vice President,
                                   Treasurer and Chief
                                   Financial Officer


                        EXHIBIT INDEX

Exhibit Number                        Description of Exhibit

      99 Press release issued October 25, 2000 regarding earnings for the third quarter.